Execution Version

AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT (TERM LOAN)
This AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT (TERM LOAN) (this “Agreement”) is made as of this 2nd day of August, 2016, by and among ENDOCHOICE HOLDINGS, INC. (“Holdings”), ENDOCHOICE, INC. (“Endochoice”), ROBERT S. SMITH, M.D., INC. (together with Holdings and Endochoice, collectively in the singular, “Borrower”), MidCap Financial Trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions party hereto, each as a Lender.
RECITALS
A. Agent, Lenders and Borrower have entered into that certain Credit and Security Agreement, dated as of June 30, 2015 (the “Original Credit Agreement”, and as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B. Borrower has requested, and Agent and Lenders constituting at least the Required Lenders have agreed, to amend certain provisions of the Original Credit Agreement related to the financial covenants and fees set forth therein in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders constituting Required Lenders and Borrower hereby agree as follows:
1.Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalize terms used in the Recitals hereto).
2.    Amendment to Original Credit Agreement. Subject to the terms and conditions of this Amendment, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Original Credit Agreement is hereby amended as follows:
(a)    Section 2.2(h) of the Original Credit Agreement is hereby amended by replacing “2.95%” in the second sentence thereof with “4.45%”.
(b)    Schedule 6.3 (Minimum Net Revenue) to the Original Credit Agreement is hereby replaced in its entirety with a new Schedule 6.3 attached hereto as Exhibit A.

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3.    Representations and Warranties; Reaffirmation of Security Interest. Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of Borrower, and are enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
4.    Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:
(a)    Borrower shall have delivered to Agent this Agreement, executed by an authorized officer of Borrower;
(b)    all representations and warranties of Borrower contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);
(c)    prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents;
(d)    Borrower shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request; and
(e)    Agent shall have received from Borrowers all of the fees owing pursuant to this Agreement, including without limitation, Agent’s reasonable out-of-pocket legal fees and expenses pursuant to this Agreement and other fees due and owing under the Financing Documents.
5.    No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

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6.    Affirmation. Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
7.    Miscellaneous.
(a)    Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.
(b)    Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(c)    Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(d)    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(e)    Entire Agreement.    This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(f)    Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(g)    Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Agreement under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,
as Agent
By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By:___________________________________(SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	MIDCAP FUNDING III TRUST,
as a Lender
By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By:___________________________________(SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	MIDCAP FUNDING XIII TRUST,
as a Lender
By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By:___________________________________(SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

[Signatures Continue on Following Page]

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LENDER:	SILICON VALLEY BANK,
as a Lender

By:___________________________________(SEAL)
Name: ________________________________
Title: _________________________________

[Signatures Continue on Following Page]

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LENDER:	FLEXPOINT MCLS HOLDINGS LLC,
as a Lender

By:___________________________________(SEAL)
Name: ________________________________
Title: _________________________________

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BORROWER:
ENDOCHOICE HOLDINGS, INC.,
as Borrower and Borrower Representative
By:                                                                (SEAL)

Name:

Title:
ENDOCHOICE, INC.,
as Borrower

By:                                                               (SEAL)

Name:

Title:
ROBERT S. SMITH, M.D., INC.,
as Borrower
By:                                                               (SEAL)

Name:

Title:

[End of Signature Pages]

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EXHIBIT A

Schedule 6.3 – Minimum Net Revenue Schedule

Period Ending	Testing Date	Covenant Revenue
June 30, 2015	August 15, 2015	$29,944,791
September 30, 2015	November 15, 2015	$31,997,507
December 31, 2015	February 15, 2016	$34,643,498
March 31, 2016	May 15, 2016	$34,033,954
June 30, 2016	August 15, 2016	$34,658,273
September 30, 2016	November 15, 2016	$37,623,421
December 31, 2016	February 15, 2017	$39,786,556
March 31, 2017	May 15, 2017	$41,767,816
June 30, 2017	August 15, 2017	$43,324,311
September 30, 2017	November 15, 2017	$45,088,675
December 31, 2017	February 15, 2018	$46,806,170
March 31, 2018	May 15, 2018	$49,138,559
June 30, 2018	August 15, 2018	$50,759,592
September 30, 2018	November 15, 2018	$53,176,267
December 31, 2018	February 15, 2019	$58,296,392
March 31, 2019	May 15, 2019	$58,296,392
June 30, 2019	August 15, 2019	$58,296,392
September 30, 2019	November 15, 2019	$58,296,392
December 31, 2019	February 15, 2020	$58,296,392
March 31, 2020	May 15, 2020	$58,296,392

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